UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2005


                    ROTOBLOCK CORPORATION
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     (Exact name of registrant as specified in its charter)

      Nevada                   333-116324          20-08987999
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(State of incorporation) (Commission File No.) (IRS Employer ID No.)

                         300 B Street
                 Santa Rosa, California 95401
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  (Address of principal executive offices, including zip code)

                        (707) 578-5220
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        (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

____Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

____Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.
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On September 26, 2005, Registrant appointed Professor CC Chan of the
University of Hong Kong to its Board of Directors to serve until the next annual election of directors. Professor Chan is one of China's foremost authorities on drive train design and engineering. He has been called the "Father of Asian Electric Vehicles" by Global View Magazine 2003 and has been actively involved in electric vehicle (EV) projects in China, India, Japan, United States and Europe. In 2001, Asiaweek selected Chan as "Asia's Best Technology Pioneer". He has authored and co-authored eight books and over 220 technical papers and holds eight patents. His 2001 book "Modern Electric Vehicle Technology" is considered a comprehensive reference book on the subject.

Professor Chan is a member of the National Committee of the Chinese People's Political Consultative Conference and Chief Panelist for the Ministry of Science and Technology. He is the Science & Technology advisor for Shandong Province, as well as Chief Advisor on EVs for the Mayor of Wuhan. He founded the International Research Centre for EVs at the University of Hong Kong, hosted the 10th International EV Symposium in Hong Kong and co-founded the World EV Association. He has also served as the President of EV Association of Asia Pacific, President of the Hong Kong Institution of Engineers, and is now Vice President of the Hong Kong Academy of Engineering Sciences and President of the Asian EV Society.

Professor Chan was born to a Chinese entrepreneurial family in Indonesia. He obtained his academic credentials from Tsinghua University and the University of Hong Kong and holds honorary degrees from universities in Russia, Ukraine and the United Kingdom. He worked for 11 years in the research and development of electric machines and power systems; and for 29 years in polytechnic and universities devoted to teaching and research in electrical engineering. He has also served as a guest lecturer in the U.S. at UC Berkeley, MIT and UC Davis.

ITEM 9.01    Financial Statements and Exhibits

(c)    Exhibits.

Exhibit No.     Description
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  99.1          Press Release dated September 27, 2005 - "Rotoblock
                Appoints World Famous Chinese Scientist Prof. CC Chan of University of Hong Kong to Board of Dirctors"


                              SIGNATURES
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Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned.

                               Rotoblock Corporation,
                               a Nevada corporation
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Date:  September 26, 2005      /s/ Steven M. Schneider
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                               By: Steven M. Schneider,
                               Chief Executive Officer and Director



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